Exhibit 99.1

                 FIRST UNITED ANNOUNCES SECOND QUARTER EARNINGS

First United Corporation, (Nasdaq: FUNC) a financial holding company and the parent company of First United Bank & Trust, has announced net income for the second quarter of 2003 of $ 3.32 million or $.54 earnings per share compared to $2.37 million or $.39 earnings per share for the same time period of 2002. This is a net income increase of 40.07% and an earnings per share increase of 38.46%.

"The significant increase in income was due to adjustments made to the reserve for probable loan and lease losses during the second quarter of 2003. The regulatory methodology that is used in the calculation for this reserve indicated that First United Corporation had a higher level of reserve than what was required for the current credit quality of the loan and lease portfolios," stated William B. Grant, Chairman of the Board and Chief Executive Officer. "Additionally, a re-evaluation of the collateral for a large commercial loan, currently in non-accrual status, proved that First United is in a secure collateral position relative to the loan balance, with no loss anticipated, resulting in a special allocation for that loan facility being removed from the reserve. The total adjustment to the reserve was $.71 million, " continued Mr. Grant. Both of these items contributed to a negative provision for probable loan and lease losses of $.32 million for the second quarter of 2003. The provision for loan and lease losses was $.34 million for the first six months of 2003 as compared to $1.22 million one year ago.

Book value per share was $13.74 as of June 30, 2003, as compared to $12.34 as of June 30, 2002. Returns on average assets for the six months ended June 30, 2003 and 2002 were 1.19 % and 1.17% respectively. Returns on average shareholders' equity were 14.36% and 12.98% for the six months ended June 30, 2003 and 2002 respectively. The efficiency ratio, a ratio that measures the percent of revenue supporting overhead expenses, was 61.11% as of June 30, 2003, which is higher than the 60.92% reported as of June, 2002.

First United's risk based capital ratio at June 30, 2003 was 14.66%, which is well above the regulatory minimum of 8.00%, and the regulatory level to be considered well capitalized of 10.00%. This ratio was 15.98% at June 30, 2002.

Balance Sheet Review
Comparing June 30, 2003 balances with June 30, 2002, total assets were $1.00 billion as compared to $822.69 million, a 22.11% increase. Gross loans and leases increased $95.51 million to a total of $712.43 million, or 15.48%. Total deposits increased $99.91 million or 16.36% to a total of $710.58 million. During the same 12-month period, core deposits grew $41.91 million with the balance in brokered deposit growth. Shareholder's equity was $83.61 million at June 30, 2003 as compared to $75.00 million at June 30, 2002. The $83.61 million represents 8.32% of assets.

During the second quarter of 2003, gross loans and leases increased $26.52 million or 3.87%. The growth during the second quarter was due primarily to growth of $19.96 million within the commercial lending portfolio. The residential mortgage portfolio grew $6.33 million during the second quarter of 2003. During the second quarter of 2003 total deposits grew $13.87 million. Brokered deposits grew $10.00 million during the second quarter of 2003.


Investment securities decreased $8.22 million during the second quarter of 2003. "First United Corporation decided to sell two specific issues of FreddieMac securities that were initially written down to market value in December 2002 under an interpretation of the other-than-temporary impairment rules. At the time of the sale, these securities had a book value of $4.29 million", stated Mr.Grant. He continued, "After much research through a variety of venues, we determined that in the interest of our shareholders, the best decision was to divest ourselves of these holdings." The sale of the two securities resulted in a capital loss of $.34 million during the second quarter.

Net Interest Income
Net interest income was $8.62 million for the second quarter of 2003. This is an increase of $.89 million or 11.45% as compared to the same time period of 2002. Interest income increased $.49 million or 3.50% when comparing the quarter periods ending June 30, 2003 and June 30, 2002. Interest expense for the quarter was $5.85 million or $.40 million less than for the same time period one-year ago. This equates to a percentage decrease of 6.35%. In comparing June 30, 2003 ratios with June 30, 2002, the yield on average earnings assets was 6.40% as compared to 7.58%, and the average cost of funds was 2.63% as compared to 3.38%. First United's net interest margin has decreased from 4.20% to 3.77% during this same 12-month period.

Operating Income
For the second quarter of 2003 total operating income totaled $2.51 million as compared to $2.39 million for the same time period of 2002. This is an increase of $.12 million or 5.18%. Included in this category were net losses on the sale of securities of $.19 million, a gain on the sale of a bank property of $.23 million, and secondary market fees of $.12 million. "Although our residential mortgage portfolio is not growing dramatically, our mortgage division has recognized an opportunity in the market to service those customers interested in refinancing their mortgages in this historically low interest rate environment. This effort has resulted in increased secondary market fee income for the Corporation", commented Mr. Grant.

Operating  Expense
Total operating expense was $6.80 million for the second quarter of 2003, as compared to $6.26 million for the same time period in 2002. The largest item in this category, salaries and employee benefits increased $.48 million or 14.62% during the second quarter of 2003 as compared to the same time period in 2002. Increased incentive payments related to employee performance and normal salary increases contributed to this change.

Asset Quality
First United's asset quality continues to be high. The loan delinquency ratio at June 30, 2003 was .90%, as compared to 1.13% at June 30, 2002. Non-accrual loans totaled $1.87 million as of June 30, 2003 as compared to a total of $1.68 million at June 30, 2002. Total non-performing loans were $3.00 million at June 30, 2003 as compared to $2.39 million at March 31, 2002. The reserve for probable loan and lease losses as a percentage of gross loans equaled .81% as of June 30, 2003 as compared to 1.00% as of June 30, 2002.

First United Corporation offers full-service banking through its banking subsidiary, First United Bank & Trust, and consumer finance products through its subsidiaries, OakFirst Loan Center, Inc. and OakFirst Loan Center, LLC. These subsidiaries operate a network of offices throughout Garrett, Allegany, Washington, and Frederick counties in Maryland, as well as Mineral, Hardy, Hampshire, and Berkeley counties in West Virginia. First United's website can be located at www.mybankfirstunited.com. As of June 30, 2003 the Corporation posted assets of $1.00 billion and had 6,087,433 shares outstanding.

This earnings release of First United Corporation (the "Corporation") may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers of this release should be aware of the speculative nature of "forward-looking statements." Statements that are not historical in nature, including those that include the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which the Corporation operates, and they are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in this report; general economic, market, or business conditions; changes in interest rates, deposit flow, the cost of funds, and demand for loan products and financial services; changes in the Corporation's competitive position or competitive actions by other companies; changes in the quality or composition of loan and investment portfolios; the ability to manage growth; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the Corporation's control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Corporation's business or operations. For a more complete discussion of these risk factors, see "Risk Factors" in Part I, Item 1 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002. Except as required by applicable laws, the Corporation does not intend to publish updates or revisions of any forward-looking statements it makes to reflect new information, future events or otherwise.

                            FIRST UNITED CORPORATION
                                   Oakland, MD
                               Stock Symbol : FUNC
                  (Dollars in thousands, except per share data)

                                                      Three Months Ended                               Six Months Ended
                                                          (unaudited)                                     (unaudited)
                                   June 30         June 30                          March 31          June 30        June 30
                                     2003           2002         % Change             2003              2003          2002
                                     ----           ----         --------            ----               ----          ----
EARNINGS SUMMARY
Interest income                    $   14,471     $  13,982          3.50%           $ 14,240         $ 28,711       $ 28,187
Interest expense                   $    5,850     $   6,246         -6.35%           $  6,146         $ 11,996       $ 12,638
Net interest income                $    8,621     $   7,736         11.45%           $  8,094         $ 16,715       $ 15,549
Provision for loan and lease
losses                             $     (317)    $     560       -156.50%           $    656         $    339       $  1,216
Noninterest income                 $    2,509     $   2,386          5.18%           $  3,071         $  5,579       $  4,720
Noninterest expense                $    6,801     $   6,256          8.70%           $  7,110         $ 13,910       $ 12,598
Income taxes                       $    1,325     $     935         41.76%           $    947         $  2,274       $  1,757
Net income                         $    3,321     $   2,371         40.07%           $  2,452         $  5,771       $  4,698
Cash dividends paid                $    1,065     $   1,034          3.00%           $  1,065         $  2,130       $  2,068


                                                      Three Months Ended
                                                          (unaudited)
                                     June 30        June 30                          March 31
                                      2003            2002        % Change             2003
                                      ----            ----         --------            ----
PER COMMON SHARE
Earnings per share
   Basic                           $     0.54    $     0.39         38.46%           $   0.40
   Diluted                         $     0.54    $     0.39         38.46%           $   0.40
Book value                         $    13.74    $    12.34         11.32%           $  13.14
Closing market value               $    21.00    $    17.95         16.99%           $  21.42
Common shares
outstanding
   Basic                            6,087,433     6,080,589          0.11%          6,087,433
   Diluted                          6,087,433     6,080,589          0.11%          6,087,433

PERFORMANCE RATIOS
Return on average assets                 1.19%         1.17%         1.71%               1.03%
Return on average shareholders'
equity                                  14.36%        12.98%        10.63%              12.44%
Net interest margin                      3.77%         4.20%       -10.24%               3.71%
Efficiency ratio                        61.11%        60.92%         0.31%              62.39%

PERIOD END BALANCES
Assets                             $1,004,551    $  822,690         22.11%          $ 984,976
Earning assets                     $  936,214    $  756,886         23.69%          $ 922,862
Gross loans and leases             $  712,427    $  616,915         15.48%          $ 685,909
   Consumer Real Estate            $  246,478    $  226,010          9.06%          $ 240,152
   Commercial                      $  281,699    $  215,473         30.74%          $ 261,737
   Consumer                        $  184,251    $  175,432          5.03%          $ 184,020
Investment securities              $  217,626    $  145,626         49.44%          $ 225,841
Total deposits                     $  710,581    $  610,672         16.36%          $ 696,708
   Noninterest bearing             $   71,346    $   65,610          8.74%          $  73,496
   Interest bearing                $  639,235    $  545,062         17.28%          $ 623,213
Shareholders' equity               $   83,614    $   75,003         11.48%          $  79,969

CAPITAL RATIOS
Period end capital to risk-
weighted assets:
   Tier 1                               11.35%        12.62%       -10.06%              11.16%
   Total                                14.66%        15.98%        -8.26%              14.84%

ASSET QUALITY
Net charge-offs                    $       97    $      278        -65.11%          $     524
Nonperforming assets:
   Nonaccrual loans                $    1,874    $    1,679         11.61%          $   2,101
   Restructured loans              $      561    $      571         -1.75%          $     564
   Loans 90 days past due
   and accruing                    $    1,153    $      741         61.42%          $   1,111
   Other real estate owned         $      260    $      263         -1.14%          $     263
   Total nonperforming assets
   and past due loans              $    6,452    $    6,973         -7.47%          $   7,672
Allowance for credit losses
to gross loans, at period end            0.81%         1.00%       -19.00%               0.92%
Nonperforming and past-due loans
to total loans at period end             0.42%         0.39%         7.69%               0.48%
Nonperforming loans and past-due
loans to total assets, at period end     0.30%         0.29%         3.45%               0.33%

                            FIRST UNITED CORPORATION
                             STATEMENT OF CONDITION
                                 (In Thousands)

                                                                6/30/2003           12/31/2002        $ CHANGE       % CHANGE
                                                                ---------           ----------        --------       --------
          ASSETS
    1     Cash and due from banks                                  22,805             18,242             4,562         25.01%
    2     Interest Bearing Deposits in Banks                        8,223              6,207             2,016         32.47%
    3     Investments:
    4       U.S. Treasury securities                                    0                  0                 0        #DIV/0!
    5       Obligations of other U.S. Government agencies          38,630             20,851            17,779         85.27%
    6       Obligations of state and political subdivisions        31,673             31,348               325          1.04%
    7       Other investments                                     147,323            172,195           -24,872        -14.44%
                                                                  -------           --------          --------       -------
    8         Total investment securities                         217,626            224,394            -6,768         -3.02%
    9
    10    Federal funds sold                                        3,725                  0             3,725        #DIV/0!
    11    Loans                                                   712,427            665,826            46,602          7.00%
    12    Reserve for probable loan and lease losses               -5,785             -6,068               283         -4.66%
                                                                    -----           --------          --------       -------
    13        Net Loans                                           706,642            659,758            46,884          7.11%
    14
    15    Bank Premises and equipment                              13,932             13,163               769          5.84%
    16    Accrued interest receivable and other assets             31,600             31,913              -313         -0.98%
                                                                   ------           --------          --------       -------
    17              TOTAL ASSETS                                1,004,551            953,676            50,876          5.33%
                                                                =========           ========          ========       =======
    18
    19
    20
    21
    22                                                          6/30/2003           12/31/2002        $ CHANGE       % CHANGE
                                                                ---------           ----------        --------       --------
    23    LIABILITIES
    24    Deposits:
    25      NonInterest Bearing deposits                           71,346             72,789            -1,443         -1.98%
    26      Interest-bearing deposits                             639,235            577,071            62,164         10.77%
                                                                ---------           --------          --------        ------
    27         Total Deposits                                     710,581            649,860            60,721          9.34%
    28
    29    Fed funds purchased & other borrowed money              171,543            191,261           -19,718        -10.31%
    30    Reserve for taxes, interest, and other liabilities       14,751              9,211             5,539         60.13%
    31    Dividends Payable                                         1,064              1,062                 2          0.15%
                                                                ---------           --------          --------        ------
    32
    33              TOTAL LIABILITIES                             897,938            851,394            46,543          5.47%
                                                                ---------           --------          --------        -------
    34
    35    OTHER SUBORDINATED DEBT
    36    Trust Preferred Securities                               23,000             23,000                 0          0.00%
                                                                ---------           --------          --------        ------
    37
    38    SHAREHOLDERS' EQUITY
    39
    40    Capital stock-par value:                                     61                 61                 0         -0.21%
    41    Surplus                                                  20,324             20,199               125          0.62%
    42    Retained earnings                                        59,369             55,743             3,626          6.50%
                                                                ---------           --------          --------        ------
    43    Total shareholders' equity before FASB 115               79,753             76,003             3,750          4.93%
    44    Unrealized gain (loss) on available-for-sale securities   3,860              3,280               580         17.69%
                                                                ---------           --------          --------        ------
    45              TOTAL SHAREHOLDERS' EQUITY                     83,614             79,282             4,330          5.46%
                                                                ---------           --------          --------        ------
    46
    47              TOTAL LIABILITIES &
    48                    SHAREHOLDERS' EQUITY                  1,004,551            953,676            50,874          5.33%
                                                                =========           ========          ========        ======


                            FIRST UNITED CORPORATION
                             STATEMENT OF CONDITION


                                                                6/30/2003           12/31/2002        $ CHANGE       % CHANGE
                                                                ---------           ----------        --------       --------
          ASSETS
    1     Cash and due from banks                                  22,805             20,580             2,225         10.81%
    2     Interest Bearing Deposits in Banks                        8,223                468             7,755       1657.00%
    3     Investments:                                                  0
    4       U.S. Treasury securities                                    0                  0                 0        #DIV/0!
    5       Obligations of other U.S. Government agencies          38,630             28,580            10,050         35.16%
    6       Obligations of state and political subdivisions        31,673             30,932               741          2.40%
    7       Other investments                                     147,323             86,114            61,209         71.08%
    -                                                           ---------           --------          --------       -------
    8         Total investment securities                         217,626            145,626            72,000         49.44%
    9
    10    Federal funds sold                                        3,725                  0             3,725        #DIV/0!
    11    Loans                                                   712,427            616,915            95,512         15.48%
    12    Reserve for probable loan and lease losses               -5,785             -6,124               339         -5.53%
                                                                ---------           --------          --------       -------
    13        Net Loans                                           706,642            610,791            95,851         15.69%
    14
    15    Bank Premises and equipment                              13,932             11,740             2,192         18.67%
    16    Accrued interest receivable and other assets             31,600             33,484            -1,884         -5.63%
                                                                ---------           --------          --------       -------
    17              TOTAL ASSETS                                1,004,551            822,689           181,862         22.11%
                                                                =========           ========          ========       =======
    18
    19
    20
    21
    22                                                          6/30/2003           12/31/2002        $ CHANGE       % CHANGE
                                                                ---------           ----------        --------       --------
    23    LIABILITIES
    24    Deposits:
    25      NonInterest Bearing deposits                           71,346             72,789            -1,443         -1.98%
    26      Interest-bearing deposits                             639,235            577,071            62,164         10.77%
                                                                ---------           --------          --------        ------
    27         Total Deposits                                     710,581            649,860            60,721          9.34%
    28
    29    Fed funds purchased & other borrowed money              171,543            103,145           -19,718        -10.31%
    30    Reserve for taxes, interest, and other liabilities       14,751              9,838             5,539         60.13%
    31    Dividends Payable                                         1,064              1,032                 2          0.15%
                                                                                    --------          --------        ------
    32
    33              TOTAL LIABILITIES                             897,938            724,687            46,543          5.47%
                                                                ---------           --------          --------        -------
    34
    35    OTHER SUBORDINATED DEBT
    36    Trust Preferred Securities                               23,000             23,000                 0          0.00%
                                                                ---------           --------          --------        ------
    37
    38    SHAREHOLDERS' EQUITY
    39
    40    Capital stock-par value:                                     61                 61                 0         -0.32%
    41    Surplus                                                  20,324             20,199               125          0.62%
    42    Retained earnings                                        59,369             52,883             6,486         12.26%
                                                                ---------           --------          --------        ------
    43    Total shareholders' equity before FASB 115               79,753             73,143             6,610          9.04%
    44    Unrealized gain (loss) on available-for-sale securities   3,860              1,861             1,999        107.43%
                                                                ---------           --------          --------        ------
    45              TOTAL SHAREHOLDERS' EQUITY                     83,614             75,003             8,610         11.48%
                                                                ---------           --------          --------        ------
    46
    47              TOTAL LIABILITIES &
    48                    SHAREHOLDERS' EQUITY                   1,004,551           822,689           181,860         22.11%
                                                                 =========          ========          ========        ======


                           FIRST UNITED CORPORATION
                                STATE OF INCOME
                                 (In Thousands)




                                                                06/30/03         06/30/02
                                                                   YTD             YTD          $ CHANGE       % CHANGE
                                                                   ---             ---          --------       --------


      INTEREST INCOME
  1   Interest and fees on loans                                 24,404          24,267         137              0.56%

  2     Taxable                                                   3,568           3,204         364             11.35%
  3     Exempt from federal income taxes                            727             673          54              7.95%
                                                                -------         -------      ------          --------
                                                                  4,295           3,877         418             10.79%

  4   Interest on federal funds sold                                 12              43         (31)           -71.18%
                                                                -------         -------      ------          --------
  5   TOTAL INTEREST INCOME                                      28,711          28,187         524              1.86%

      INTEREST EXPENSE
  6     Interest on deposits:
  7       Savings                                                   101             130         (29)           -21.96%
  8       Interest-bearing transaction accounts                     931             779         152             19.51%
  9       Time, $100,000 or more                                  1,986           2,156        (170)            -7.87%
  10      Other time                                              3,763           5,759      (1,996)           -34.66%
                                                                -------         -------      ------          --------
  11  TOTAL INTEREST ON DEPOSITS                                  6,781           8,824      (2,043)           -23.15%
           Interest on Fed Funds Purchased and
  12       Other borrowed money                                   5,215           3,814       1,401             36.73%
                                                                -------         -------      ------          --------
  13  TOTAL INTEREST EXPENSE                                     11,996          12,638        (642)            -5.08%
                                                                -------         -------       -----          --------

  14  NET INTEREST INCOME                                        16,715          15,549       1,166              7.50%
  15  Provision for probable loan and lease losses                  339           1,216        (877)           -72.08%
                                                                -------         -------       -----          --------

      NET INTEREST INCOME AFTER PROVISION
  16       FOR PROBABLE LOAN AND LEASE LOSSES                    16,376          14,333       2,043             14.25%
                                                                -------         -------       -----          --------

      OPERATING INCOME
  17    Trust department income                                   1,270           1,364         (94)            -6.89%
  18    Broker/Dealer Commission                                    303             268          35             13.02%
  19    Service charges on deposit accounts                       1,446           1,235         211             17.08%
  20     Insurance premium income                                   603             550          53              9.66%
  21    Security Gains/(Losses)                                     337             (6)         343          -5724.07%
  22    Other income                                              1,619           1,309         310             23.72%
                                                                -------         -------       -----          --------
  23  TOTAL OPERATING INCOME                                      5,579           4,720         859             18.20%

      OPERATING EXPENSES
  24    Salaries and employee benefits                            7,838           6,814       1,024            15.03%
  25    Occupancy expense of premises                               645             624          21             3.41%
  26    Equipment expense                                         1,152           1,054          98             9.29%
  27    Data processing expense                                     586             566          20             3.52%
  28    OCC/FDIC Premium                                             90              86           4             5.04%
  29    Other expense                                             3,599           3,454         145             4.19%
                                                                -------         -------       -----          -------
  30  TOTAL OPERATING EXPENSES                                   13,910          12,598       1,312            10.42%
                                                                -------         -------       -----          -------


  30  INCOME BEFORE INCOME TAXES                                  8,045           6,455       1,590            24.63%
  31    Applicable income taxes                                   2,274           1,757         517            29.41%
                                                                -------         -------       -----          -------
  32  NET INCOME                                                  5,771           4,698       1,073            22.85%
                                                                =======         =======       =====          =======


                            FIRST UNITED CORPORATION
                               STATEMENT OF INCOME
                                 (In Thousands)


                                                          06/30/03            06/30/02
                                                           2nd Qtr             2nd Qtr      $ CHANGE         % CHANGE
                                                           -------             -------      --------         --------

          INTEREST INCOME
    1     Interest and fees on loans                      12,271               12,048          223            1.85%

    2       Taxable                                        1,830                1,555          274           17.65%
    3       Exempt from federal income taxes                 363                  361            1            0.41%
                                                         -------              -------      -------        --------
                                                           2,193                1,916          277           14.46%

    4     Interest on federal funds sold                       7                   18          (11)         -60.21%
                                                               -              -------      -------        --------
    5     TOTAL INTEREST INCOME                           14,471               13,982          489            3.50%

          INTEREST EXPENSE
    6       Interest on deposits:
    7         Savings                                         46                   66         (20)          -30.96%
    8         Interest-bearing transaction accounts          486                  478           7             1.52%
    9         Time, $100,000 or more                       1,027                1,052         (25)           -2.39%
    10        Other time                                   1,682                2,725      (1,044)          -38.29%
                                                         -------              -------      ------         --------
    11    TOTAL INTEREST ON DEPOSITS                       3,241                4,322      (1,081)          -25.01%
               Interest on Fed Funds Purchased and
    12         Other borrowed money                        2,609                1,924         685            35.57%
                                                         -------              -------      ------         --------
    13    TOTAL INTEREST EXPENSE                           5,850                6,246        (396)           -6.35%
                                                         -------              -------      ------         --------

    14    NET INTEREST INCOME                              8,621                7,736         886            11.45%
    15    Provision for probable loan and lease losses      (317)                 560        (877)         -156.50%
                                                         -------              -------      ------         --------

          NET INTEREST INCOME AFTER PROVISION
    16         FOR PROBABLE LOAN AND LEASE LOSSES          8,938                7,175       1,763           24.57%
                                                         -------              -------      ------         -------

          OPERATING INCOME
    17      Trust department income                          635                  682         (47)          -6.87%
    18      Broker/Dealer Commission                         176                  152          24           16.09%
    19      Service charges on deposit accounts              732                  650          82           12.55%
    20      Insurance premium income                         289                  290          (1)          -0.25%
    21      Security Gains/(Losses)                         (192)                 (6)        (186)        3199.14%
    22      Other income                                     869                  618         251           40.68%
                                                         -------              -------      ------         -------
    23    TOTAL OPERATING INCOME                           2,509                2,386         124            5.18%

          OPERATING EXPENSES
    24      Salaries and employee benefits                 3,792                3,308         484           14.62%
    25      Occupancy expense of premises                    310                  313          (3)          -1.03%
    26      Equipment expense                                590                  560          31            5.48%
    27      Data processing expense                          291                  267          24            8.80%
    28      OCC/FDIC Premium                                  42                   43          (1)          -1.59%
    29      Other expense                                  1,776                1,765          10            0.59%
                                                         -------              -------      ------         -------
    30    TOTAL OPERATING EXPENSES                         6,801                6,256         544            8.70%
                                                         -------              -------      ------         -------


    30    INCOME BEFORE INCOME TAXES                       4,646                3,304        1,342          40.61%
    31      Applicable income taxes                        1,325                  935          390          41.71%
                                                         -------              -------      -------        -------
    32    NET INCOME                                       3,321                2,369          952          40.18%
                                                         =======              =======      =======        =======
